HILLENBRAND INDUSTRIES ANNOUNCES FORM 10 FILING FOR BATESVILLE CASKET COMPANY SPIN-OFF

BATESVILLE, Ind., Monday, November 5, 2007 – Hillenbrand Industries, Inc. (NYSE: HB) today announced the filing of a Form 10 registration statement with the U.S. Securities and Exchange Commission (SEC) related to the previously announced separation of its two operating companies, Hill-Rom, the company’s medical technology business, and Batesville Casket, the company’s death care subsidiary. The separation is still expected to be completed by February 2008, consistent with previous announcements.

Hillenbrand’s Board and management believe that separation of the two companies is the best way to unlock value and allow each company to focus on accelerating growth in their respective industries. By operating independently, each company can adopt an appropriate capital structure to allow it to better execute its business plans. The separation would also allow each company to utilize its own equity as currency for strategic purposes. As two focused companies, Hill-Rom and Batesville Casket would be better positioned for investors looking for specific industry, valuation, yield, and growth profiles. Moreover, each company would be better able to compete for, attract and retain talent. For employees, the separation would create opportunities to grow with two industry leaders and more directly impact performance of their corporate parent.

“This filing represents an important milestone in our journey to separate the two companies,” said Peter H. Soderberg, president and CEO of Hillenbrand and Hill-Rom. “We look forward to discussing the status of the separation during our earnings call on November 15 and, in the coming months, sharing more details on our plans for growth for each of the companies.”

The Form 10 registration statement is posted on the SEC website at www.sec.gov and also can be viewed on the Hillenbrand website at www.hillenbrand.com.

Hillenbrand is proceeding with the separation process while continuing to consult with the SEC regarding the accounting treatment for a judgment sharing agreement that would apportion responsibility between the separated companies for any potential damages associated with anti-trust litigation pending against Hillenbrand, its Batesville Casket Company subsidiary and three unrelated national funeral home businesses. Hillenbrand decided to consult with the SEC to be sure that the accounting treatment for the judgment sharing agreement, which is only being considered because of the separation, was fully understood.

Neither Hillenbrand nor Batesville Casket believes it has committed any wrongdoing as alleged in the lawsuits. Hillenbrand believes it has meritorious defenses to class certification and to the plaintiffs’ underlying allegations and damage theories and will continue to assert those defenses vigorously. In accordance with applicable accounting standards, Hillenbrand has not established a loss reserve for the lawsuits. However, Hillenbrand’s management concluded that it would be prudent to establish a judgment sharing agreement between Hillenbrand and Batesville in connection with the lawsuits, prior to a spin, in order to predictably allocate any potential litigation exposure.

Hillenbrand believes that Statement of Financial Accounting Standards No. 5, Accounting for Contingencies, with which the company currently complies, should continue to apply to its accounting for the lawsuits and the judgment sharing agreement after the separation. However, there is a possibility that in consultation with the SEC, a determination may be reached that a probability-based analysis would be required to determine reserve needs with respect to the judgment sharing agreement.

Given the extremely high damages numbers the plaintiffs have alleged, even an extremely low probability of an adverse outcome could result in a significant reserve, which plaintiffs might misuse to argue for an admission of liability or as a baseline from which to calculate potential damages. Therefore, if a probability-based analysis were to be required with respect to the accounting for the judgment sharing agreement, the Company will evaluate whether to pursue or delay the separation of the businesses or pursue other alternatives to increase shareholder value.

As previously announced, the separation also remains subject to the final approval of the Board of Directors, favorable market conditions, receipt of a tax ruling from the IRS or tax opinions, effectiveness of the Form 10 registration statement with the SEC, completion of necessary debt refinancing and other customary conditions.

ABOUT HILLENBRAND INDUSTRIES, INC.

Hillenbrand Industries is organized into two operating companies serving the health care and funeral services industries.

Hill-Rom is a leading worldwide manufacturer and provider of medical technologies and related services for the health care industry, including patient support systems, non-invasive therapeutic products for a variety of acute and chronic medical conditions, medical equipment rentals, and information technology solutions. Hill-Rom’s comprehensive product and service offerings are used by health care providers across the health care continuum in hospitals, extended care facilities and home care settings to enhance the safety and quality of patient care.

Hill-Rom...enhancing outcomes for patients and their caregivers.

Batesville Casket Company is a leader in the North American death care industry through the sale of funeral services products, including burial caskets, cremation caskets, containers and urns, selection room display fixturing and other personalization and memorialization products.

Batesville Casket Company...helping families honor the lives of those they love.

www.hillenbrand.com

Disclosure Regarding Forward-Looking Statements

Certain statements in this press release contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the Company’s future plans, objectives, beliefs, expectations, representations and projections. The Company has tried, wherever possible, to identify these forward-looking statements using words such as “intend,” “anticipate,” “believe,” “plan,” “encourage,” “expect,” “may,” “goal,” “become,” “pursue,” “estimate,” “strategy,” “will,” “projection,” “forecast,” “continue,” “accelerate,” “promise,” “increase,” “higher,” “lower,” “reduce,” “improve,” “expand,” “progress,” “potential” or the negative of those terms or other variations of them or by comparable terminology. The absence of such terms, however, does not mean that the statement is not forward-looking. It is important to note that forward-looking statements are not guarantees of future performance, and the Company’s actual results could differ materially from those set forth in any forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include but are not limited to: the Company’s dependence on its relationships with several large national providers and group purchasing organizations, changes in death rates, whether the Company’s new products are successful in the marketplace, changes in customers’ Medicare reimbursements, collections of accounts receivable, the success of the implementation of the Company’s enterprise resource planning system, compliance with FDA regulations, antitrust litigation, potential exposure to product liability or other claims, failure of the Company’s announced strategic initiatives and restructuring and realignment activities to achieve expected growth, efficiencies or cost reductions, disruptions in the Company’s business or other adverse consequences resulting from the planned separation of the Company’s two operating companies, failure of the Company to execute its acquisition and business alliance strategy through the consummation and successful integration of acquisitions or entry into joint ventures or other business alliances, competition from nontraditional sources in the funeral services business, volatility of the Company’s investment portfolio, increased costs or unavailability of raw materials, labor disruptions, the ability to retain executive officers and other key personnel, and certain tax-related matters. For a more in depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended September 30, 2006. The Company assumes no obligation to update or revise any forward-looking statements.